                             1,900,000 Shares(1)

                       MERGE TECHNOLOGIES, INCORPORATED

                                 Common Stock

                            UNDERWRITING AGREEMENT

                                                                       [ ], 1998

H.C. Wainwright & Co., Inc.
 As Representative of the several Underwriters
c/o H.C. Wainwright & Co., Inc.
One Boston Place
Boston, Massachusetts  02108

Ladies and Gentlemen:

     Merge Technologies Incorporated, a Wisconsin corporation (the "Company"), proposes to issue and sell 1,900,000 shares (the "Firm Shares") of its authorized but unissued Common Stock. The Company also proposes to grant to the Underwriters (as defined below) an option to purchase up to 285,000 additional shares of Common Stock (the "Optional Shares" and, with the Firm Shares, collectively, the "Shares"). The Common Stock is more fully described in the Registration Statement and the Prospectus hereinafter mentioned.

     The Company hereby confirms the agreements made with respect to the purchase of the Shares by the several underwriters, for whom you are acting, named in Schedule I hereto (collectively, the "Underwriters," which term shall also include any underwriter purchasing Shares pursuant to Section 2(b) hereof). You represent and warrant that you have been authorized by each of the other Underwriters to enter into this Underwriting Agreement (the "Agreement") on its behalf and to act for it in the manner herein provided.

     SECTION 1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the several Underwriters as of the date hereof and as of each Closing Date (as defined below) that:

     (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form SB-2 (No. 333-39111), including

__________________________
(1) Plus an option to purchase from the Company up to 285,000 additional shares to cover over-allotments.

the related preliminary prospectus, for the registration under the Securities Act of 1933, as amended (the "Securities Act") of the Shares. Copies of such registration statement and of each amendment thereto, if any, including the related preliminary prospectus (meeting the requirements of Rule 430A of the rules and regulations of the Commission) heretofore filed by the Company with the Commission have been delivered to you.

     The term Registration Statement as used in this Agreement shall mean such registration statement, including all exhibits and financial statements, all information omitted therefrom in reliance upon Rule 430A and contained in the Prospectus referred to below, in the form in which it became effective, and any registration statement filed pursuant to Rule 462(b) of the rules and regulations of the Commission with respect to the Shares (a "Rule 462(b) registration statement"), and, in the event of any amendment thereto after the effective date of such registration statement (the "Effective Date"), shall also mean (from and after the effectiveness of such amendment) such registration statement as so amended (including any Rule 462(b) registration statement). The term Prospectus as used in this Agreement shall mean the prospectus relating to the Shares first filed with the Commission pursuant to Rule 424(b) and Rule 430A (or if no such filing is required, as included in the Registration Statement) and, in the event of any supplement or amendment to such prospectus after the Effective Date, shall also mean (from and after the filing with the Commission of such supplement or the effectiveness of such amendment) such prospectus as so supplemented or amended. The term Preliminary Prospectus as used in this Agreement shall mean each preliminary prospectus included in such registration statement prior to the time it becomes effective.

     (b) The Registration Statement has been declared effective under the Securities Act, and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. The Company has caused to be delivered to you copies of each Preliminary Prospectus and has consented to the use of such copies for the purposes permitted by the Securities Act.

     (c) Each of the Company and its subsidiaries has been duly incorporated and each is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has full corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus and as being conducted, and is duly qualified as a foreign corporation and in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary (except where the failure to be so qualified would not have a material adverse effect on the business, properties, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole).

     (d) The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in
Exhibit 21.1 to the Registration Statement. Except as otherwise described in the Prospectus, the Company owns all of the outstanding capital stock of its subsidiaries free and clear of all



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


claims, liens, charges and encumbrances. The Company and each of its subsidiaries are in possession of, and operating in compliance with, all material authorizations, licenses, permits, consents, certificates and orders material to the conduct of their respective businesses as described in the Prospectus, all of which are valid and in full force and effect.

     (e) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the business, properties, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, other than as set forth in the Registration Statement and the Prospectus, and since such dates, except in the ordinary course of business, neither the Company nor any of its subsidiaries has entered into any material transaction not referred to in the Registration Statement and the Prospectus.

     (f) The Registration Statement and the Prospectus comply and on the Closing Date (as hereinafter defined) and any later date on which Optional Shares are to be purchased, the Prospectus will comply, in all material respects, with the provisions of the Securities Act and the rules and regulations of the Commission thereunder; on the Effective Date, the Registration Statement did not contain any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date the Prospectus did not and, on the Closing Date and any later date on which Optional Shares are to be purchased, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this paragraph shall apply to statements in, or omissions from, the Registration Statement or the Prospectus made in reliance upon and in conformity with information herein or otherwise furnished in writing to the Company by or on behalf of the Underwriters specifically for use in the Registration Statement or the Prospectus.

     (g) The Company has authorized and outstanding capital stock as set forth under the heading "Capitalization" in the Prospectus. The issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. All issued and outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable. Except as disclosed in or contemplated by the Prospectus and the financial statements of the Company and the related notes thereto included in the Prospectus, neither the Company nor any subsidiary has any outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations.

The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus accurately and fairly presents the information required by the Securities Act and the rules and regulations promulgated thereunder ("Rules and Regulations") to be shown with respect to such plans, arrangements, options and rights.

     (h) The Shares will be, when issued and sold to the Underwriters as provided herein, validly issued, fully paid and nonassessable and conform to the description thereof in the Prospectus. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated herein.

     (i) The Warrants (as defined in Section 5(p) below) will conform to the description thereof in the Prospectus and, when sold to and paid for by the Representative in accordance with the Warrant Agreement (as defined in Section 5(p) below), will be duly authorized and validly issued and will be valid and binding obligations of the Company entitled to all the benefits of the Warrant Agreement. The Warrant Shares (as defined in Section 5(p) below) will be duly authorized and reserved for issuance upon exercise of the Warrants and, when issued upon such exercise in accordance with the terms of the Warrants and the Warrant Agreement, will be duly and validly issued, fully paid and nonassessable, free of preemptive rights and will conform to the description thereof in the Prospectus.

     (j) Prior to the Closing Date, (i) the Shares to be issued and sold by the Company and (ii) the Warrant Shares, will be authorized for quotation on the Nasdaq SmallCap Market upon official notice of issuance.

     (k) The Shares to be sold by the Company will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, and will conform to the description thereof contained in the Prospectus.
Except as described in the Prospectus, no preemptive right, co-sale right, registration right, right of first refusal or other similar right to subscribe for or purchase securities of the Company exists with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement. No stockholder of the Company has any right which has not been waived, or complied with, to require the Company to register the sale of any shares owned by such stockholder under the Securities Act in the public offering contemplated by this Agreement.

     (l) The Company has all requisite corporate power and authority to enter into this Agreement and Warrant Agreement and perform the transactions contemplated hereby and thereby. This Agreement and the Warrant Agreement have been duly authorized, executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable in accordance with their terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium laws affecting creditors' rights generally and except as to those provisions relating to rights to indemnity or contribution for liabilities arising under federal and state securities laws. The making and performance of this Agreement and the Warrant Agreement by the Company and the consummation of the transactions contemplated hereby and thereby (i) will not violate any provisions of the Certificate of Incorporation, Bylaws or other organizational documents of the Company or any of its subsidiaries, and (ii) will not conflict with, result in a material breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a material default under (A) any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties may be bound or affected, or
(B) any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company and its subsidiaries, taken as a whole, or to which any of their respective properties are subject. No consent, approval, authorization or other order of any court regulatory body, administrative agency or other governmental body that has not already been obtained is required for the execution and delivery of this Agreement and the Warrant Agreement or the consummation of the transactions contemplated by this Agreement and the Warrant Agreement, except for the clearance of such offering with the National Association of Securities Dealers, Inc. (the "NASD") and the approval of the quotation of the Shares on the Nasdaq SmallCap Market.

     (m) The consolidated financial statements and schedules of the Company and the related notes thereto included in the Registration Statement and the Prospectus present fairly on a consolidated basis the financial position of the Company and its subsidiaries as of the respective dates of such financial statements and schedules, and the results of operations and cash flows of the Company and its subsidiaries for the respective periods covered thereby. Such statements, schedules and related notes have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods specified, as certified by the independent accountants named in subsection 10(f). No other financial statements or schedules are required to be included in the Registration Statement. The financial data set forth in the Prospectus under the captions "Capitalization" and "Selected Consolidated Financial Data" fairly present the information set forth therein on the basis stated in the Registration Statement.

     (n) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The representations and warranties given by the Company and its officers to its independent public accountants for the purpose of supporting the letters referred to in Sections 9(f) and (g) are true and correct.

     (o) Neither the Company nor any of its subsidiaries is (i) in violation or default of any provision of its Certificate of Incorporation, Bylaws or other organizational documents, or (ii) in material breach of, or default with respect to, any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound; and there does not exist any state of facts which, with notice or lapse of time or both, would constitute such a breach or default on the part of the Company and its subsidiaries, taken as a whole.

     (p) There are no contracts or other documents required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as an exhibit to the Registration Statement as required. The contracts so described in the Prospectus are in full force and effect on the date hereof.

     (q) Except as disclosed in the Prospectus, there are no legal or governmental actions, suits, investigations or other proceedings (formal or informal) pending or, to the best knowledge of the Company, threatened to which the Company or any of its subsidiaries is or is threatened to be made a party or a subject or of which property owned or leased by the Company or any of its subsidiaries is or has been threatened to be made the subject, which actions, suits, investigations or other proceedings could, individually or in the aggregate, prevent or materially adversely affect the transactions contemplated by this Agreement or the Warrant Agreement or result in a material adverse change in the business, properties, condition (financial or otherwise), or results of operations of the Company and its subsidiaries, taken as a whole; there are no outstanding claims, asserted or otherwise, against the Company, any of its subsidiaries, or any of their respective officers or directors, for violations of any federal or state securities laws, or any other applicable laws, relating to any purchase, sale, or redemption of, or other transaction with respect to, the Common Stock or shares of capital stock of any of the Company's subsidiaries; and no labor disturbance by the employees of the Company or any of its subsidiaries exists or is imminent which could materially adversely affect the business, properties, condition (financial or otherwise), or results of operations of the Company or its subsidiaries, taken as a whole. Neither the Company nor any of its subsidiaries is a party or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body. Except as disclosed in the Prospectus, there are no material legal or governmental actions, suits, investigations or proceedings pending or, to the Company's best knowledge, threatened against any executive officers or directors of the Company.

     (r) The Company or the applicable subsidiary has good title to all the properties and assets reflected as owned in the financial statements hereinabove described (or elsewhere in the Prospectus), subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such financial statements (or elsewhere in the Prospectus), or (ii) those which are not material in amount to the Company and its subsidiaries, taken as a whole, and do not adversely affect the use made and proposed to be made of such property by the Company or its subsidiaries. The Company or the applicable subsidiary holds its leased properties under valid and binding leases. Except as described in the Prospectus, the Company owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted.

     (s) Since the respective dates as of which information is given in the Registration Statement and Prospectus, and except as described in or specifically contemplated by the Prospectus: (i) the Company and its subsidiaries have not (A) incurred any material liabilities or obligations, indirect, direct or contingent, or (B) entered into any oral or written agreement or other transaction, which in the case of (A) or (B) is not in the ordinary course of business; (ii) the Company and its subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance; (iii) the Company and its subsidiaries have not paid or declared any dividends or other distributions with respect to their respective capital stock and the Company and its subsidiaries are not in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock of the Company or its subsidiaries (other than upon the sale of the Shares hereunder or upon the exercise of any options or warrants disclosed in the Prospectus);
(v) there has not been any material increase in the short- or long-term debt of the Company and its subsidiaries; and (vi) there has not been any material adverse change or any development involving or which may reasonably be expected to involve a prospective material adverse change, in the business, condition (financial or otherwise), properties, or results of operations of the Company and its subsidiaries, taken as a whole.

     (t) The Company and its subsidiaries are conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which they are conducting business, except where the failure to be so in compliance would not have a material adverse effect on the business, properties, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole.

     (u) The Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns, and all such tax returns are complete and correct in all material respects, and the Company and its subsidiaries have not failed to pay any taxes which were payable pursuant to said returns or any assessments with respect thereto. The Company has no knowledge of any tax deficiency which has been or is likely to be threatened or asserted against the Company or its subsidiaries.

     (v) The Company has not distributed, and will not distribute prior to the later to occur of (i) completion of the distribution of the Shares, or (ii) the expiration of any time period within which a dealer is required under the Securities Act to deliver a prospectus relating to the Shares, any offering material in connection with the offering and sale of the Shares other than the Prospectus, the Registration Statement and any other materials permitted by the Securities Act and consented to by the Underwriters.

     (w) Each of the Company and its subsidiaries maintains insurance of the types and in the amounts generally deemed adequate for their business, including, but not limited to, directors' and officers' insurance, insurance covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect. The Company has not been refused any insurance coverage sought or applied for, and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially adversely affect the business, properties, condition (financial or otherwise) or results of operations of the Company or its subsidiaries, taken as a whole.

     (x) Neither the Company nor any of its subsidiaries nor, to the best of the Company's knowledge, any of their employees or agents has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any foreign, federal or state governmental officer or official or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

     (y) The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

     (z) The Company has caused the holders of no less than ninety-five percent (95%) of the outstanding shares of Common Stock (including shares issuable upon the exercise or conversion of any option, warrant or other security that vests or is exercisable prior to the 455th day following the date the Registration Statement became effective) to furnish to the Underwriters an agreement in form and substance satisfactory to H.C. Wainwright & Co., Inc. stating that without the prior written consent of H. C. Wainwright & Co., Inc., such person or entity will not: (i) until the 275th day following the date the Registration Statement became effective, directly or indirectly, offer, sell, pledge, contract to sell, grant any option to purchase or otherwise dispose of any shares of Common Stock beneficially owned or otherwise held by such person or entity (including, without limitation, shares of Common Stock which may be deemed to be beneficially owned by such person or entity in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock which may be issued upon exercise of a stock option or warrant), or any securities convertible into, derivative of or exercisable or exchangeable for such Common Stock, as of the date the Registration

Statement became effective; and (ii) until the 455th day following the date the Registration Statement became effective, directly or indirectly, offer, sell, pledge, contract to sell, grant any option to purchase or otherwise dispose of more than one-half of the aggregate number of shares of Common Stock beneficially owned or otherwise held by such person or entity (including, without limitation, shares of Common Stock which may be deemed to be beneficially owned by such person or entity in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock which may be issued upon exercise of a stock option or warrant), or any securities convertible into, derivative of or exercisable or exchangeable for such Common Stock, as of the date the Registration Statement became effective; provided, however, that if such party is an individual, he or she may transfer any or all of the Common Stock held by such party either during his or her lifetime or on death, by gift, will or intestacy, to his or her immediate family or to a trust the beneficiaries of which are exclusively such party and/or a member or members of his or her immediate family (any of such transferees are hereinafter referred to as a "Permitted Transferee"); provided further, that in any such case the Permitted Transferee executes a lock-up agreement in substantially the same form covering the remainder of the lock-up period.

     (aa) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba.

     (bb) Except as specifically disclosed in the Prospectus: the Company and its subsidiaries have sufficient trademarks, trade names, patent rights, copyrights, trade secret protections, licenses, approvals and governmental authorizations to conduct their businesses as now conducted; the expiration or absence of any trademarks, trade names, patent rights, copyrights, trade secret protections, licenses, approvals or governmental authorizations would not have a material adverse effect on the business, properties, condition (financial or otherwise) or results of operations of the Company or its subsidiaries; the Company has no knowledge of any infringement or of facts that suggest any infringement by the Company or its subsidiaries of any trademark, trade name, patent, copyright, license, trade secret or other similar rights of others; and no claims have been made or are threatened against the Company or its subsidiaries regarding infringement by the Company of any trademark, trade name, patent, copyright, license, trade secret or other similar rights of others.

     (cc) Except as disclosed in the Prospectus, (i) the Company and its subsidiaries are in compliance in all material respects with all material rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Laws") which are applicable to their business, (ii) neither the Company nor any of its subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws, (iii) no facts currently exist that will require the Company or any of its subsidiaries to make future material capital expenditures to comply with Environmental Laws, and (iv) to the knowledge of the Company, no property which is or has been owned, leased or occupied by the Company or any of its subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.), or otherwise designated as a contaminated site under applicable state or local law.

     (dd) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     (ee) Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries is in violation or in default in the performance of any obligation under any permits or authorizations granted by the U.S. Food and Drug Administration, or any comparable state, local or foreign governmental agency, to the Company. The Company is in compliance in all material respects with the Food Drug and Cosmetic Act ("FDCA"), all applicable regulations thereunder, including, without limitation, all applicable requirements under the FDCA pertaining to the export of medical devices, and any comparable state, local or foreign laws or regulations.

      SECTION 2.  PURCHASE OF THE SHARES BY THE UNDERWRITERS.


     (a) On the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell the Firm Shares to the several Underwriters, and each of the Underwriters agrees to purchase from the Company the respective aggregate number of Firm Shares set forth opposite its name in Schedule I. The price at which such Firm Shares shall be sold by the Company and purchased by the several Underwriters shall be $[ ] per share. The obligation of each Underwriter to the Company shall be to purchase from the Company that number of Firm Shares which represents the same proportion of the total number of Firm Shares to be sold by the Company pursuant to this Agreement as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto represents of the total number of Firm Shares to be purchased by all Underwriters pursuant to this Agreement, as adjusted by you in such manner as you deem advisable to avoid fractional shares. In making this Agreement, each Underwriter is contracting severally and not jointly; except as provided in paragraphs (b) and
(c) of this Section 2, the agreement of each Underwriter is to purchase only the respective number of the Firm Shares specified in Schedule I.


     (b) If for any reason one or more of the Underwriters shall fail or refuse (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 8 or 9 hereof) to purchase and pay for the number of Shares agreed to be purchased by such Underwriter or Underwriters, the Company shall immediately give notice thereof to you, and the non-defaulting Underwriters shall have the right within 24 hours after the receipt by you of such notice to purchase, or procure one or more other Underwriters to purchase, in such proportions as may be agreed upon between you and such purchasing Underwriter or Underwriters and upon the terms herein set forth, all or any part of Shares which such defaulting Underwriter or Underwriters agreed to purchase. If the non-defaulting Underwriters fail so to make such arrangements with respect to all such shares and portion, the number of Shares which each non-defaulting Underwriter is otherwise obligated to purchase under this Agreement shall be automatically increased on a pro rata basis to absorb the remaining shares and portion which the defaulting Underwriter or Underwriters agreed to purchase; provided, however, that the non-defaulting Underwriters shall not be obligated to purchase the portion which the defaulting Underwriter or Underwriters agreed to purchase if the aggregate number of such Shares exceeds 10% of the total number of Shares which all Underwriters agreed to purchase hereunder. If the total number of Shares which the defaulting Underwriter or Underwriters agreed to purchase shall not be purchased or absorbed in accordance with the two preceding sentences, the Company shall have the right, within 24 hours next succeeding the 24-hour period above referred to, to make arrangements with other underwriters or purchasers satisfactory to you for purchase of such Shares and portion on the terms herein set forth. In any such case, either you or the Company shall have the right to postpone the Closing Date determined as provided in Section 4 hereof for not more than seven business days after the date originally fixed as the Closing Date pursuant to
Section 4 in order that any necessary changes in the Registration Statement, the Prospectus or any other documents or arrangements may be made. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 2(b) as if such party had originally been a party to this Agreement and had been allocated the number of Shares actually purchased by it as a result of its original commitment (if applicable) to purchase Shares and its purchase of Shares pursuant to this Section 2(b). If neither the non-defaulting Underwriters nor the Company shall make arrangements within the 24-hour periods stated above for the purchase of all of the Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall be terminated without further act or deed and without any liability on the part of the Company to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph (b), and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     (c) On the basis of the representations, warranties and covenants herein contained, and subject to the terms and conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly up to 285,000 Optional Shares from the Company at the same price per share as the Underwriters shall pay for the Firm Shares. Said option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before the thirtieth day after the date of this Agreement upon written or telegraphic notice by you to the Company setting forth the aggregate number of Optional Shares as to which the several Underwriters are exercising the option. Delivery of certificates for the Optional Shares, and payment therefor, shall be made as provided in Section 4 hereof. The number of Optional Shares to be purchased by each Underwriter shall be the same percentage of the total number of Optional Shares to be purchased by the several Underwriters as such Underwriter is purchasing of the Firm Shares, as adjusted by you in such manner as you deem advisable to avoid fractional shares.

     (d) If the Firm Shares are purchased and sold on the Closing Date (as defined in Section 4(a)), then the Company shall pay to the Representative on the Closing Date an amount equal to 3% of the aggregate price to the public of all the Firm Shares sold in the offering, which amount shall represent a non-accountable allowance for the expenses incurred by the Representative in connection with its duties and activities under this Agreement. If any Optional Shares are purchased and sold on the Closing Date, then the Company shall pay to the Representative on the Closing Date an amount equal to 3% of the aggregate price to the public of all the Optional Shares sold in the offering, which amount shall represent an additional non-accountable allowance for the expenses incurred by the Representative as aforesaid. If any Optional Shares are purchased and sold on the Option Closing Date (as defined in Section 4(b)), then the Company shall pay to the Representative on the Option Closing Date an amount equal to 3% of the aggregate price to the public of all the Optional Shares sold in the offering, which amount shall represent an additional non-accountable allowance for the expenses incurred by the Representative as aforesaid. The non-accountable expense allowance pertaining to the Firm Shares and the non-accountable expense allowance pertaining to the Optional Shares, if any, are collectively referred to herein as the "Non-Accountable Expense Allowance."

      SECTION 3.  OFFERING BY UNDERWRITERS.

     (a) The terms of the initial public offering by the Underwriters of the Shares to be purchased by them shall be as set forth in the Prospectus. The Underwriters may from time to time change the public offering price after the closing of the initial public offering and increase or decrease the concessions and discounts to dealers as they may determine.

     (b) The information (insofar as such information relates to the Underwriters) set forth in the last paragraph on the front cover page and under "Underwriting" in the Registration Statement, any Preliminary Prospectus and the Prospectus relating to the Shares constitutes the only information furnished by the Underwriters to the Company for inclusion in the Registration Statement, any Preliminary Prospectus, and the Prospectus, and you on behalf of the respective Underwriters represent and warrant to the Company that the statements made therein are correct.

     SECTION 4.  DELIVERY OF AND PAYMENT FOR THE SHARES AND WARRANTS.


     (a)  Delivery of certificates for the Firm Shares, the Optional Shares
(if the option granted by Section 2(c) hereof shall have been exercised not later than 10:00 a.m., Boston time, on the date two business days preceding the Closing Date), and the Warrants (as defined in Section 5(p) below) Shares, and payment therefor, shall be made at the offices of H.C. Wainwright & Co., Inc., One Boston Place, Boston, Massachusetts 02108, or such other location as the Representative shall determine, at 10:00 a.m., Boston time, on the fourth business day after the date of this Agreement, or at such time on such other day, not later than seven full business days after such fourth business day, as shall be agreed upon in writing by the

Company and you. The date and hour of such delivery and payment (which may be postponed as provided in Section 2(b) hereof) are herein called the "Closing Date."

     (b) If the option granted by Section 2(c) hereof shall be exercised after 10:00 a.m., Boston time, on the date two business days preceding the Closing Date, delivery of certificates for the shares of Optional Shares, and payment therefor, shall be made at the offices of H.C. Wainwright & Co., Inc., One Boston Place, Boston, Massachusetts 02108, or such other location as the Representative shall determine, at 10:00 a.m., Boston time, on the third business day after the exercise of such option. The date and hour of such delivery and payment are herein called the "Option Closing Date."

     (c) Payment for the Firm Shares, the Optional Shares and the Warrants purchased from the Company shall be made to the Company or its order by (i) one or more certified or official bank check or checks in same day funds (and the Company agrees not to deposit any such check in the bank on which drawn until the day following the date of its delivery to the Company) or (ii) federal funds same day wire transfer to an account designated by the Company. Such payment shall be made upon delivery of certificates for the Shares and the Warrants to you for your account and the respective accounts of the several Underwriters (including without limitation by "full-fast" electronic transfer by the Depository Trust Company) against receipt therefor signed by you and the payment of the Non-Accountable Expense Allowance to you. Payment for the Non-Accountable Expense Allowance shall be made to the Representative or to their order by (i) one or more certified or official bank check or checks in same day funds, (ii) federal funds same day wire transfer to an account designated by the Representative or (iii) at the option of the Representative, may be deducted from the amount transferred to the Company pursuant to this
Section 4(c). Certificates for the Shares and the Warrants to be delivered to you shall be registered in such name or names and shall be in such denominations as you may request at least one business day before the Closing Date, in the case of Firm Shares and the Warrants, and at least one business day prior to the purchase thereof, in the case of the Optional Shares. Certificates for the Firm Shares and Optional Shares will be made available to the Underwriters for inspection, checking and packaging at such office or such other place as the Representative may designate not later than 9:30 a.m. Boston time on the business day prior to the Closing Date or, in the case of the Optional Shares, by 9:30 a.m., Boston time, on the business day preceding the date of purchase.

     It is understood that you, individually and not on behalf of the Underwriters, may (but shall not be obligated to) make payment to the Company for shares to be purchased by any Underwriter whose check shall not have been received by you on the Closing Date or any later date on which Optional Shares are purchased for the account of such Underwriter. Any such payment by you shall not relieve such Underwriter from any of its obligations hereunder.

     SECTION 5. COVENANTS OF THE COMPANY. The Company covenants and agrees as follows:

     (a) The Company will (i) prepare and timely file with the Commission under Rule 424(b) a Prospectus containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A and
(ii) the Company will not file any amendment to the Registration Statement or supplement to the Prospectus of which you shall not previously have been advised and furnished with a copy or to which you shall have reasonably objected in writing or which is not in compliance with the Securities Act or the rules and regulations of the Commission.

     (b) The Company will promptly notify each Underwriter in the event of (i) the request by the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, (iii) the institution or notice of intended institution of any action or proceeding for that purpose, (iv) the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction, or (v) the receipt by the Company of notice of the initiation or threatening of any proceeding for such purpose. The Company will make every reasonable effort to prevent the issuance of such a stop order and, if such an order shall at any time be issued, to obtain the withdrawal thereof at the earliest possible moment.

     (c) The Company will (i) on or before the Closing Date, deliver to you a signed copy of the Registration Statement as originally filed and of each amendment thereto filed prior to the time the Registration Statement becomes effective and, promptly upon the filing thereof, a signed copy of each post-effective amendment, if any, to the Registration Statement (together with, in each case, all exhibits thereto unless previously furnished to you) and will also deliver to you, for distribution to the Underwriters, a sufficient number of additional conformed copies of each of the foregoing (but without exhibits) so that one copy of each may be distributed to each Underwriter, (ii) as promptly as possible deliver to you and send to the several Underwriters, at such office or offices as you may designate, as many copies of the Prospectus as you may reasonably request, and (iii) thereafter from time to time during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, likewise send to the Underwriters as many additional copies of the Prospectus and as many copies of any supplement to the Prospectus and of any amended prospectus, filed by the Company with the Commission, as you may reasonably request for the purposes contemplated by the Securities Act.

     (d) If at any time during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer any event relating to or affecting the Company, or of which the Company shall be advised in writing by you, shall occur as a result of which it is necessary, in the opinion of counsel for the Company or of counsel for the Underwriters, to supplement or amend the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser of the Shares, the Company will forthwith prepare and file with the

Commission a supplement to the Prospectus or an amended prospectus so that the Prospectus as so supplemented or amended will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time such Prospectus is delivered to such purchaser, not misleading. If, after the initial public offering of the Shares by the Underwriters and during such period, the Underwriters shall propose to vary the terms of offering thereof by reason of changes in general market conditions or otherwise, you will advise the Company in writing of the proposed variation, and, if in the opinion either of counsel for the Company or of counsel for the Underwriters such proposed variation requires that the Prospectus be supplemented or amended, the Company will forthwith prepare and file with the Commission a supplement to the Prospectus or an amended prospectus setting forth such variation. The Company authorizes the Underwriters and all dealers to whom any of the Shares may be sold by the several Underwriters to use the Prospectus, as from time to time amended or supplemented, in connection with the sale of the Shares in accordance with the applicable provisions of the Securities Act and the rules and regulations thereunder for such period.

     (e) Prior to the filing thereof with the Commission, the Company will submit to you, for your information, a copy of any post-effective amendment to the Registration Statement and any supplement to the Prospectus or any amended prospectus proposed to be filed.

     (f) The Company will cooperate when and as requested by you, in the qualification of the Shares for offer and sale under the securities or blue sky laws of such jurisdictions as you may designate and, during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, in keeping such qualifications in good standing under said securities or blue sky laws; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Company will, from time to time, prepare and file such statements, reports, and other documents as are or may be required to continue such qualifications in effect for so long a period as you may reasonably request for distribution of the Shares.

     (g) During a period of five years commencing with the date hereof, the Company will furnish to you, and to each Underwriter who may so request in writing, copies of all periodic and special reports furnished to stockholders of the Company and of all information, documents and reports filed with the Commission (including the Report on Form SR required by Rule 463 of the Commission under the Securities Act).

     (h) Not later than the 45th day following the end of the fiscal quarter first occurring after the first anniversary of the Effective Date, the Company will make generally available to its security holders an earnings statement which need not be certified by independent certified public accountants unless required by the Securities Act or the rules and regulations thereunder, but which shall satisfy the provisions of Section

11(a) of the Securities Act and Rule 158 thereunder, covering a period of at least twelve months beginning with the day immediately succeeding the Effective Date.

     (i) The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, including but not limited to all costs and expenses incident to (i) the preparation, printing, delivering and filing with the Commission and the NASD of the Registration Statement, any Preliminary Prospectus and the Prospectus, (ii) the preparation, printing and delivering to the Underwriters and, if applicable, the persons designated by them of copies of any Preliminary Prospectus and of the several documents required by paragraph (c) of this Section 5 to be so furnished, (iii) the printing of this Agreement and related documents delivered to the Underwriters,
(iv) the preparation, printing and filing of all supplements and amendments to the Prospectus referred to in paragraph (d) of this Section 5, (v) the furnishing to you and the Underwriters of the reports and information referred to in paragraph (g) of this Section 5, (vi) the fees, costs, expenses and taxes (if any) relating to the delivery of stock to the Underwriters, (vii) costs of preparing, printing and delivering share certificates, (viii) fees and expenses of the transfer agent and registrar and (viii) fees and expenses associated with listing the Shares on any exchange or other market.

     (j) The Company agrees to reimburse you for the account of the several Underwriters, for blue sky fees and related disbursements (including reasonable counsel fees and reasonable disbursements and cost of printing memoranda for the Underwriters) paid by or for the account of the Underwriters or their counsel in qualifying the shares under state securities or blue sky laws and in the review of the offering by the NASD.

     (k) The Company acknowledges that the provisions of paragraphs (i) and (j) of this Section 5 are intended to relieve the Underwriters from the payment of the expenses and costs which the Company hereby agrees to pay and shall not affect any agreement which the Company may make, or may have made, for the sharing of any such expenses and costs.

     (l) The Company hereby agrees that, without the prior written consent of H.C. Wainwright & Co., Inc., the Company will not, prior to the 455th day following the date the Registration Statement becomes effective, directly or indirectly, sell, offer to sell, pledge, contract to sell, grant any option to purchase or otherwise dispose of any shares of Common Stock owned beneficially or otherwise (including, without limitation, shares of Common Stock which may be deemed to be beneficially owned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock which may be issued upon exercise of a stock option or warrant) or any securities convertible into, derivative of or exercisable or exchangeable for such Common Stock, or file any registration statement or offering circular with respect to any of the foregoing except for (i) the issuance of shares of Common Stock upon the exercise of options to purchase Common Stock which are outstanding on the date hereof and (ii) the granting of options pursuant to the Company's existing stock option plan as in effect on the date of this agreement without amendment or other modification; provided however, that any shares issuable in respect of the options described in clause (i) or
(ii) shall not be sold, offered for sale or otherwise transferred until the 455th day following the date the Registration Statement becomes effective.

     (m) If at any time during the 25-day period after the Registration Statement becomes effective any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price for the shares has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

     (n) The Company is familiar with the Investment Company Act of 1940, as amended, and has in the past conducted its affairs, and will in the future conduct its affairs, in such a manner to ensure that the Company was not and will not be an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

     (o) The Company agrees to maintain directors' and officers' insurance in an amount not less than $2,000,000 for a period of two years from the date of this Agreement.

     (p) At the Closing Date, the Company will issue and sell to the Representative or, at its direction, to its bona fide officers or partners, as described below, for a total purchase price of $1.00, warrants (the "Warrants") entitling the holders thereof to purchase an aggregate of 190,000 shares of Common Stock (subject to adjustment) (the "Warrant Shares") for a period of four (4) years, such period to commence one year after the effective date of the Registration Statement (except as otherwise set forth in the Warrant Agreement referred to below). Said Warrants shall contain terms and provisions set forth in the Warrant Agreement of even date among the Company and the Representative (the "Warrant Agreement"). As provided in the Warrant Agreement, the Representative may designate that some or all of the Warrants be issued in varying amounts directly to its bona fide officers or partners and not to the Representative. Such designation will be made by the Representative only if it determines that such issuances would not violate the rules and interpretations of the Board of Governors of the NASD relating to the review of corporate financing arrangements and subject to applicable federal and state securities laws. As further provided, no transfer, assignment or hypothecation of the Warrants shall be made by the Representative for a period of 12 months from the issuance of the Warrants, except to its bona fide officers or partners and subject to applicable federal and state securities laws.

     (q) H.C. Wainwright & Co., Inc. shall have the right to nominate one member of the Company's Board of Directors which individual shall be a member of the Compensation and Audit Committees.

     SECTION 6.  INDEMNIFICATION AND CONTRIBUTION.

     (a) The Company agrees to indemnify and hold harmless each Underwriter and each person (including each partner or officer thereof) who controls any Underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the common law or otherwise, and the Company agrees to reimburse each such Underwriter and controlling person for any legal or other expenses (including, except as otherwise hereinafter provided, reasonable fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding which may be brought against, the respective indemnified parties, in each case arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Prospectus as part thereof and any Rule 462(b) registration statement) or any post-effective amendment thereto (including any Rule 462(b) registration statement), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that (1) the indemnity agreement of the Company contained in this paragraph (a) shall not apply to any such losses, claims, damages, liabilities or expenses if such statement or omission was made in reliance upon and in conformity with information furnished as herein stated in writing to the Company by or on behalf of any Underwriter specifically for use in any Preliminary Prospectus or the Registration Statement or the Prospectus or any such amendment thereof or supplement thereto, and (2) the indemnity agreement contained in this paragraph (a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Shares which is the subject thereof (or to the benefit of any person controlling such Underwriter) if at or prior to the written confirmation of the sale of such Shares a copy of the Prospectus (or the Prospectus as amended or supplemented) was not sent or delivered to such person and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented) unless the failure is the result of noncompliance by the Company with subparagraphs (ii) and (iii) of paragraph (c) of Section 5 hereof. The indemnity agreement of the Company contained in this paragraph

(a) and the representations and warranties of the Company contained in
Section 1 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Shares.

     (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its officers who signs the Registration Statement on his own behalf or pursuant to a power of attorney, each of its directors, each other Underwriter and each person (including each partner or officer thereof) who controls the Company or any such other Underwriter within the meaning of
Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Securities Act, the Exchange Act, or the common law or otherwise and to reimburse each of them for any legal or other expenses (including, except as otherwise hereinafter provided, reasonable fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding which may be brought against, the respective indemnified parties, in each case arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Prospectus as part thereof and any Rule 462(b) registration statement) or any post-effective amendment thereto (including any Rule 462(b) registration statement) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished as herein stated in writing to the Company by or on behalf of such indemnifying Underwriter specifically for use in the Registration Statement or the Prospectus or any such amendment thereof or supplement thereto. The indemnity agreement of each Underwriter contained in this paragraph (b) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Shares.

     (c)  Each party indemnified under the provisions of paragraphs (a) and
(b) of this Section 6 agrees that, upon the service of a summons or other initial legal process upon it in any action or suit instituted against it or upon its receipt of written notification of the commencement of any investigation or inquiry of, or proceeding against, it in respect of which indemnity may be sought on account of any indemnity agreement contained in such paragraphs, it will promptly give written notice (the "Notice") of such service or notification to the party or parties from whom indemnification may be sought hereunder. No indemnification provided for in such paragraphs shall be available to any party who shall fail so to give the Notice if the party to whom such Notice was not given was unaware of the action, suit, investigation, inquiry or proceeding to which the Notice would have related and was prejudiced by the failure to give the Notice, but the omission so to notify such indemnifying party or parties of any such service or notification shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of such indemnity agreement. Any indemnifying party shall be entitled at its own expense to participate in the defense of any action, suit or proceeding against, or investigation or inquiry of, an indemnified party. Any indemnifying party shall be entitled, if it so elects within a reasonable time after receipt of the Notice by giving written notice (the "Notice of Defense") to the indemnified party, to assume (alone or in conjunction with any other indemnifying party or parties) the entire defense of such action, suit, investigation, inquiry or proceeding, in which event such defense shall be conducted, at the expense of the indemnifying party or parties, by counsel chosen by such indemnifying party or parties and reasonably satisfactory to the indemnified party or parties; provided, however, that (i) if the indemnified party or parties reasonably determine that there may be a conflict between the positions of the indemnifying party or parties and of the indemnified party or parties in conducting the defense of such action, suit, investigation, inquiry or proceeding or that there may be legal defenses available to such indemnified party or parties different from or in addition to those available to the indemnifying party or parties, then counsel for the indemnified party or parties shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of the indemnified party or parties; and (ii) in any event, the indemnified party or parties shall be entitled to have counsel chosen by such indemnified party or parties participate in, but not conduct, the defense. If, within a reasonable time after receipt of the Notice, an indemnifying party gives a Notice of Defense and the counsel chosen by the indemnifying party or parties is reasonably satisfactory to the indemnified party or parties, the indemnifying party or parties will not be liable under paragraphs (a) through (c) of this
Section 6 for any legal or other expenses subsequently incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding, except that (A) the indemnifying party or parties shall bear the legal expenses of one counsel for the indemnified party or parties and other expenses incurred in connection with the conduct of the defense as referred to in clause (i) of the proviso to the preceding sentence and (B) the indemnifying party or parties shall bear other expenses as it or they have authorized to be incurred by the indemnified party or parties. If, within a reasonable time after receipt of the Notice, no Notice of Defense has been given, the indemnifying party or parties shall be responsible for any legal or other expenses incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding.

     (d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under paragraph (a) or (b) of this Section 6, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in paragraph (a) or (b) of this Section 6(i) in such proportion as is appropriate to reflect the relative benefits received by each indemnifying party from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each indemnifying party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the shares received by the Company and the total underwriting discount received by the Underwriters, as set forth in the table on the cover page of the Prospectus, bear to the aggregate public offering price of the shares. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by each indemnifying party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

     The parties agree that it would not be just and equitable if contributions pursuant to this paragraph (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities, or actions in respect thereof, referred to in the first sentence of this paragraph (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigation, preparing to defend or defending against any action or claim which is the subject of this paragraph (d). Notwithstanding the provisions of this paragraph (d), no Underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this paragraph (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it will promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise (except as specifically provided in paragraph (c) of this Section 6).

     (e) The Company will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of such Underwriter and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

     SECTION 7. REIMBURSEMENT OF CERTAIN EXPENSES. In addition to their other obligations under Section 6 of this Agreement, the Company hereby agrees to reimburse on a monthly basis the Underwriters for all reasonable legal and other expenses incurred in connection with investigating or defending any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in paragraph (a) of Section 6 of this Agreement, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligations under this Section 7 and the possibility that such payments might later be held to be improper, provided, however, that (i) to the extent any such payment is ultimately held to be improper, the persons receiving such payments shall promptly refund them; (ii) such persons shall provide to the Company, upon request, reasonable assurances of their ability to effect any refund, when and if due; and (iii) such reimbursements will be limited to out-of-pocket costs and will not cover the overhead costs of the Underwriters.

     SECTION 8. TERMINATION. This Agreement may be terminated by you at any time prior to the Closing Date by giving written notice to the Company in accordance with Section 9, or if after the date of this Agreement trading in the Common Stock shall have been suspended, or if there shall have occurred (i) the engagement in hostilities or an escalation of major hostilities by the United States or the declaration of war or a national emergency by the United States on or after the date hereof, (ii) any outbreak of hostilities or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, calamity, crisis or change in economic or political conditions in the financial markets of the United States or the Company's industry sector would, in the Underwriters' reasonable judgment, make the offering or delivery of the shares impracticable, (iii) suspension of trading in securities generally or a material adverse decline in value of securities generally on the New York Stock Exchange, the American Stock Exchange, or The Nasdaq Stock Market, or limitations on prices (other than limitations on hours or numbers of days of trading) for securities on either such exchange or system, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of, or commencement of any proceeding or investigation by, any court, legislative body, agency or other governmental authority which in the Underwriters' reasonable opinion materially and adversely affects or will materially or adversely affect the business or operations of the Company, (v) declaration of a banking moratorium by either federal or New York
State authorities, (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the Underwriters' reasonable opinion has a material adverse effect on the securities markets in the United States, (vii) a material adverse change in the Company's business , financial condition, results of operations, or prospects or (viii) the discovery by the Underwriters of material facts or circumstances that render the offering of the Shares impracticable. If this Agreement shall be terminated pursuant to this Section 8, there shall be no liability of the Company to the Underwriters and no liability of the Underwriters to the Company; provided, however, that in the event of any such termination, the Company agrees to indemnify and hold harmless the Underwriters from all costs or expenses incident to the performance of the obligations of the Company under this Agreement, including all costs and expenses referred to in paragraphs (i) and (j) of Section 5 hereof and to reimburse the Representative for its out-of-pocket expenses incurred in connection with the performance of its obligations hereunder, including fees and disbursements of counsel to the Underwriters.

     SECTION 9. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the Shares shall be subject to the performance by the Company of all its obligations to be performed hereunder at or prior to the Closing Date or any later date on which Optional Shares are to be purchased, as the case may be, and to the following further conditions:

     (a) The Registration Statement shall have become effective; and no stop order suspending the effectiveness thereof shall have been issued and no proceedings therefor shall be pending or threatened by the Commission.

     (b) The legality and sufficiency of the sale of the Shares hereunder and the validity and form of the certificates representing the Shares, all corporate proceedings and other legal matters incident to the foregoing, and the form of the Registration Statement and of the Prospectus (except as to the financial statements contained therein), shall have been approved at or prior to the Closing Date by Venable, Baetjer and Howard, LLP, counsel for the Underwriters.

     (c) You shall have received from Shefsky & Froelich Ltd., counsel for the Company, or other counsel acceptable to the Underwriters, an opinion, addressed to the Underwriters and dated the Closing Date, covering the matters set forth in Annex A hereto, and if Optional Shares are purchased at any date after the Closing Date, additional opinions from such counsel, addressed to the Underwriters and dated such later date, confirming that the statements expressed as of the Closing Date in such opinion remain valid as of such later date.

     (d) You shall be satisfied that (i) as of the Effective Date, the statements made in the Registration Statement and the Prospectus were true and correct, and neither the Registration Statement nor the Prospectus omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, respectively, not misleading; (ii) since the Effective Date, no event has occurred which should have been set forth in a supplement or amendment to the Prospectus which has not been set forth in such a supplement or amendment; (iii) since the respective dates as of which information is given in the Registration Statement in the form in which it originally became effective and the Prospectus contained therein, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the business, properties, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, and, since such dates, except in the ordinary course of business, neither the Company nor any of its subsidiaries has entered into any material transaction not referred to in the Registration Statement in the form in which it originally became effective and the Prospectus contained therein; (iv) the Commission has not issued any order preventing or suspending the use of the Prospectus or any Preliminary Prospectus filed as a part of the Registration Statement or any amendment thereto; no stop order suspending the effectiveness of the Registration Statement has been issued; and to the best knowledge of the respective signers, no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act; (v) neither the Company nor any of its subsidiaries has any material contingent obligations which are not disclosed in the Registration Statement and the Prospectus; (vi) there are not any pending or known threatened legal proceedings to which the Company or any of its subsidiaries is a party or of which property of the Company or any of its subsidiaries is the subject which are material and which are not disclosed in the Registration Statement and the Prospectus; (vii) there are not any franchises, contracts, leases or other documents which are required to be filed as exhibits to the Registration Statement which have not been filed as required; and (viii) the representations and warranties of the Company herein are true and correct in all material respects as of the Closing Date or any later date on which Optional Shares are to be purchased, as the case may be.

     (e) You shall have received on the Closing Date and on any later date on which Optional Shares are purchased a certificate, dated the Closing Date or such later date, as the case may be, and signed by the President and the Chief Financial Officer of the Company, stating that the respective signers of said certificate have carefully examined the Registration Statement in the form in which it originally became effective and the Prospectus contained therein and any supplements or amendments thereto, and that the statements included in clauses (i) through (viii) of paragraph (d) of this Section 9 are true and correct.

     (f) You shall have received from KPMG Peat Marwick LLP, a letter or letters, addressed to the Underwriters and dated the Closing Date and any later date on which Optional Shares are purchased, confirming that they are independent public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder and based upon the procedures described in their letter delivered to you concurrently with the execution of this Agreement (the "Original Letter"), but carried out to a date not more than three business days prior to the Closing Date or such later date on which Optional Shares are purchased (i) confirming, to the extent true, that the statements and conclusions set forth in the Original Letter are accurate as of the Closing Date or such later date, as the case may be, and (ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letter which are necessary to reflect any changes in the facts described in the Original Letter since the date of the Original Letter or to reflect the availability of more recent financial statements, data or information. The letters shall not disclose any change, or any development involving a prospective change, in or affecting the business or properties of the Company or any of its subsidiaries which, in your sole judgment, makes it impractical or inadvisable to proceed with the public offering of the Shares or the purchase of the Optional Shares as contemplated by the Prospectus.

     (g) You shall have received from KPMG Peat Marwick LLP, a letter stating that their review of the Company's system of internal accounting controls, to the extent they deemed necessary in establishing the scope of their examination of the Company's financial statements as at December 31, 1996, did not disclose any weakness in internal controls that they considered to be material weaknesses.

     (h) You shall have been furnished evidence in usual written or telegraphic form from the appropriate authorities of the several jurisdictions, or other evidence satisfactory to you, of the qualification referred to in paragraph (f) of Section 5 hereof.

     (i) Prior to the Closing Date, the Shares and the Warrant Shares shall have been duly authorized for quotation by the Nasdaq SmallCap Market upon official notice of issuance.

     (j) The Warrant Agreement and the Warrants shall have been executed and delivered to the Representative on behalf of the Company.

     (k) On or prior to the Closing Date, you shall have received agreements from the holders of no less than ninety-five percent (95%) of the outstanding shares of Common Stock (including shares issuable upon the exercise or conversion of any option, warrant or other security that vests or is exercisable prior to the 455th day following the date the Registration Statement became effective), in form reasonably satisfactory to H.C. Wainwright & Co., Inc., stating that without the prior written consent of H. C. Wainwright & Co., Inc., such person or entity will not: (i) until the 275th day following the date the Registration Statement became effective, directly or indirectly, offer, sell, pledge, contract to sell, grant any option to purchase or otherwise dispose of any shares of Common Stock beneficially owned or otherwise held by such person or entity (including, without limitation, shares of Common Stock which may be deemed to be beneficially owned by such person or entity in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock which may be issued upon exercise of a stock option or warrant), or any securities convertible into, derivative of or exercisable or exchangeable for such Common Stock, as of the date the Registration Statement became effective; and (ii) until the 455th day following the date the Registration Statement became effective, directly or indirectly, offer, sell, pledge, contract to sell, grant any option to purchase or otherwise dispose of more than one-half of the aggregate number of shares of Common Stock beneficially owned or otherwise held by such person or entity (including, without limitation, shares of Common Stock which may be deemed to be beneficially owned by such person or entity in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock which may be issued upon exercise of a stock option or warrant), or any securities convertible into, derivative of or exercisable or exchangeable for such Common Stock, as of the date the Registration Statement became effective provided, however, that if such party is an individual, he or she may transfer any or all of the Common Stock held by such party either during his or her lifetime or on death, by gift, will or intestacy, to a Permitted Transferee; provided further, that in any such case the Permitted Transferee executes a lock-up agreement in substantially the same form covering the remainder of the lock-up period.

     All the agreements, opinions, certificates and letters mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if Venable, Baetjer and Howard, LLP, counsel for the Underwriters, shall agree that they comply in form and scope, which agreement shall not be unreasonably withheld.

     In case any of the conditions specified in this Section 9 shall not be fulfilled, this Agreement may be terminated by you by giving notice to the Company. Any such termination shall be without liability of the Company to the Underwriters and without liability of the Underwriters to the Company; provided, however, that (i) in the event of such termination, the Company agrees to indemnify and hold harmless the Underwriters from all costs or expenses incident to the performance of the obligations of the Company under this Agreement, including all costs and expenses referred to in paragraphs (i) and (j) of Section 5 hereof, and (ii) if this Agreement is terminated by you because of any refusal, inability or failure on the part of the Company to perform any agreement herein, to fulfill any of the conditions herein, or to comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the transactions contemplated hereby.

     SECTION 10. CONDITIONS OF THE OBLIGATION OF THE COMPANY. The obligation of the Company to deliver the Shares shall be subject to the conditions that
(a) the Registration Statement shall have become effective and (b) no stop order suspending the effectiveness thereof shall be in effect and no proceedings therefor shall be pending or threatened by the Commission.

     In case either of the conditions specified in this Section 10 shall not be fulfilled, this Agreement may be terminated by the Company by giving notice to you. Any such termination shall be without liability of the Company to the Underwriters and without liability of the Underwriters to the Company; provided, however, that in the event of any such termination the Company agrees to indemnify and hold harmless the Underwriters from all costs or expenses incident to the performance of the obligations of the Company under this Agreement, including all costs and expenses referred to in paragraphs (i) and (j) of Section 5 hereof.

     SECTION 11. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of the Company and the several Underwriters and, with respect to the provisions of Section 6 hereof, the several parties (in addition to the Company and the several Underwriters) indemnified under the provisions of said Section 6, and their respective personal representatives, successors and assigns. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors and assigns" as herein used shall not include any purchaser, as such purchaser, of any of the shares from any of the several Underwriters.

     SECTION 12. NOTICES. Except as otherwise provided herein, all communications hereunder shall be in writing or by telegraph and, if to the Underwriters, shall be mailed, telexed, telegraphed, transmitted by facsimile transmission or delivered to H.C. Wainwright & Co., Inc., One Boston Place, Boston, Massachusetts 02108, Attention: Stephen Barrett if to the Company, shall be mailed, telexed, telegraphed, transmitted by facsimile transmission or delivered to it at its office, 1126 South 70th Street, Suite S107B, Milwaukee, Wisconsin 53214-3151, Attention: William C. Mortimore. All notices given by telex, telegraph or facsimile transmission shall be promptly confirmed by letter.

     SECTION 13. MISCELLANEOUS. The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers, and
(c) delivery and payment for the Shares under this Agreement; provided, however, that if this Agreement is terminated prior to the Closing Date, the provisions of paragraph (2) of Section 1 and paragraphs (l), (m) and (n) of
Section 5 hereof shall be of no further force or effect.

     SECTION 14. PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

     SECTION 15. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the internal laws (and not the laws pertaining to conflicts of laws) of The Commonwealth of Massachusetts.

     SECTION 16. GENERAL. This Agreement and the Warrant Agreement constitute the entire agreement of the parties to this Agreement and the Warrant Agreement and supersede all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof and thereof. This Agreement may be executed in several counterparts, each one of which shall be an original, and all of which together shall constitute one and the same document.

     In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and you.


                 [Remainder of page intentionally left blank.]

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed copies hereof, whereupon it will become a binding agreement among the Company and the several Underwriters, including you, all in accordance with its terms.

                                 Very truly yours,

                                 MERGE TECHNOLOGIES INCORPORATED


                                 By:
                                    --------------------------
                                 Title:


The foregoing Underwriting Agreement
is hereby confirmed and accepted
by us in Boston, Massachusetts as of
the date first above written.

H.C. WAINWRIGHT & CO., INC.



----------------------------------------------
Acting for ourselves and as the Representative of the several Underwriters named in the attached Schedule A

BY:  H.C. WAINWRIGHT & CO., INC.


      By:
          ------------------------------------
          Name:
          Principal

                                   SCHEDULE I

                                  UNDERWRITERS


                                                                  NUMBER OF FIRM
UNDERWRITERS                                              SHARES TO BE PURCHASED
--------------------------------------------------------------------------------

H.C. Wainwright & Co., Inc................................................  [  ]

      Total...............................................................  [  ]

                                    ANNEX A

        MATTERS TO BE COVERED IN THE OPINION OF SHEFSKY & FROELICH LTD.
                            COUNSEL FOR THE COMPANY


     In connection with the preparation of this opinion, we have examined, and have relied as to matters of fact upon, originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents of public officials, and have made such other and further investigations as we have deemed relevant and necessary as a basis of the opinions hereinafter set forth. We have relied upon, without independent investigation, the representations and warranties of the Company contained in the___________ and upon statements and representations of officers and other representatives of the Company. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. In addition, we have, with your permission, assumed that each of the____________ has been duly authorized, executed and delivered on behalf of the parties thereto (other than the Company). We have also assumed that all of the parties to the_____________ will perform their respective obligations thereunder in accordance with their respective terms and conditions.

     In connection with the opinions expressed herein as being made "to our knowledge," our examination has been limited to (i) a review of documents in our firm's files as to which we have represented the Company, (ii) conversations with certain of the executive officers of the Company, and (iii) reasonable inquiry by this firm into applicable laws. We have made no independent investigation as to the accuracy or completeness of any representations, warranties, data or other information, written or oral, made or furnished by the Company to us or to you.

     (i) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, is duly qualified as a foreign corporation and in good standing in each state of the United States of America in which the nature of its business or its ownership or leasing of property requires such qualification (except where the failure to be so qualified would not have a material adverse effect on the business, properties, financial condition or results of operations of the Company and its subsidiaries, taken as a whole) and has full corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement; all the issued and outstanding capital stock of each of the subsidiaries of the Company has been duly authorized and validly issued and is fully paid and nonassessable, and is owned by the Company free and clear of all liens, encumbrances and security interests, and to the best of such counsel's knowledge, other than as described in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in such subsidiaries are outstanding;


     (ii) the authorized capital stock of the Company consists of 5,000,000 shares of Preferred Stock, $0.01 par value, none of which are outstanding, and
10,000,000 shares of Common Stock, $0.01 par value, of which there are [       ]
outstanding shares; all of the outstanding shares of such capital stock (including the Firm Shares and the Optional Shares issued, if any) have been duly authorized and validly issued and are fully paid and nonassessable; any Optional Shares purchased after the Closing Date have been duly authorized and, when issued and delivered to, and paid for by, the Underwriters as provided in the Underwriting Agreement will be validly issued and fully paid and nonassessable; and no preemptive rights of, or rights of refusal in favor of, stockholders exist with respect to the Shares, or the issue and sale thereof, pursuant to the Certificate of Incorporation or Bylaws of the Company or any other instrument and, to the knowledge of such counsel, there are no contractual preemptive rights that have not been waived, rights of first refusal or rights of co-sale which exist with respect to the issue and sale of the Shares by the Company;


     (iii) the Registration Statement has become effective under the Securities Act and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus is in effect and no proceedings for that purpose have been instituted or are pending or contemplated by the Commission;

     (iv) the Registration Statement and the Prospectus (except as to the financial statements and schedules and other financial data contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act, and with the rules and regulations of the Commission thereunder;

     (v) such counsel have no reason to believe that the Registration
Statement (except as to the financial statements and schedules and other financial and statistical data contained therein, as to which such counsel need not express any opinion or belief) at the Effective Date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (except as to the financial statements and schedules and other financial and statistical data contained therein, as to which such counsel need not express any opinion or belief) as of its date or at the Closing Date (or any later date on which Optional Shares are purchased), contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (vi) the information set forth in the Registration Statement in answer to Items 9 (Legal Proceedings), 10 (Interests of Named Experts and Counsel) (insofar as it relates to such counsel), 12 (Description of Securities) and 19 (Certain Relationships and Related Transactions) of Form SB-2 and under the captions "Business--Government Regulation" and "Risk Factors--Government Regulation" and all summaries of contracts and other documents in the Prospectus are, to such counsel's knowledge, accurately and adequately set forth therein in all material respects or, with respect to Items 9, 10, 12, and 19 above, if no information is provided, no response is required with respect to such Items, and the description of the Company's stock option plan and the options granted and which may be granted thereunder in the Prospectus accurately and fairly presents the information required to be shown with respect to said plan and options to the extent required by the Securities Act and the rules and regulations of the Commission thereunder;

     (vii) such counsel do not know of any franchises, contracts, leases, documents or legal proceedings, pending or threatened, which in the opinion of such counsel are of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement, which are not described and filed as required;

     (viii) all issuances and repurchases or redemptions by the Company and any of its subsidiaries of any of their respective securities have been effected in compliance with all federal and state securities laws;

     (ix) the Underwriting Agreement and the Warrant Agreement have been duly authorized, executed and delivered by the Company;

     (x) the Company has the requisite corporate power and authority to enter into the Underwriting Agreement and the Warrant Agreement and to sell and deliver the Shares and the Warrants to be sold by it to the several Underwriters;

     (xi) the issue and sale by the Company of the Shares and the Warrants sold by the Company as contemplated by the Underwriting Agreement and the Warrant Agreement will not conflict with, or result in a breach of, or constitute a default under the Certificate of Incorporation or Bylaws of the Company or any of its subsidiaries or any agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which any of its properties may be bound or any applicable law or regulation, or so far as is known to such counsel, any order, writ, injunction or decree, of any jurisdiction, court or governmental instrumentality;

     (xii) all holders of securities of the Company having rights to the registration of shares of Common Stock, or other securities, because of the filing of the Registration Statement by the Company have waived such rights or such rights have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement;

     (xiii) good title to the Shares under the Underwriting Agreement, free and clear of all liens, encumbrances, equities, security interests and claims, has been transferred to the Underwriters who have severally purchased such Shares under the Underwriting Agreement, assuming for the purpose of this opinion that the Underwriters purchased the same in good faith without notice of any adverse claims;

     (xiv) good title to the Warrants under the Warrant Agreement, free and clear of all liens, encumbrances, equities, security interests and claims, has been transferred to the Representative who has purchased such Warrants under the Warrant Agreement, assuming for the purpose of this opinion that the Representative purchased the same in good faith without notice of any adverse claims;

     (xv) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated in the Underwriting Agreement, except such as have been obtained under the Securities Act and such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the clearance of the offering with the NASD and the Nasdaq SmallCap Market;

     (xvi) the Shares issued and sold by the Company and the Warrant Shares will be duly authorized for quotation by the Nasdaq SmallCap Market upon official notice of issuance;

     (xvii) the Warrants conform to the description thereof in the Prospectus (it being understood that with respect to the fair presentation of such description and whether it is an accurate summary such counsel's opinion is limited to that set forth in clause (vi) above) and have been duly authorized and validly issued and are valid and binding obligations of the Company entitled to all the benefits of the Warrant Agreement and are enforceable against the Company (except (1) as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, or other similar laws now or hereinafter in effect relating to or affecting creditors', debtors' and shareholders' rights generally and by general principles of equity, (2) that the remedies of specific performance and injunctive and other forms of relief are subject to general equitable principles, whether such enforcement is sought at law or in equity, and such enforcement may be subject to the discretion of the court before which any proceedings therefor may be brought and (3) as rights to indemnity and contribution may be limited by state or federal laws or by policies underlying such laws). The Warrant Shares have been duly authorized and reserved for issuance upon exercise of the Warrants and, when issued upon such exercise in accordance with the terms of Warrants and the Warrant Agreement, will be duly and validly issued, fully paid and nonassessable, free of preemptive rights and will conform to the description thereof in the Prospectus;

     (xviii) Except as specifically disclosed in the Prospectus: the Company and its subsidiaries have sufficient trademarks, trade names, patent rights, copyrights, trade secret protections, licenses, approvals and governmental authorizations to conduct their businesses as now conducted; such counsel has no knowledge of any infringement or of facts that suggest any infringement by the Company or its subsidiaries of any trademark, trade name, patent, copyright, license, trade secret or other similar rights of others; and such counsel has no knowledge of any claims that have been made or are threatened regarding infringement by the Company or its subsidiaries of any trademark, trade name, patent, copyright, license, trade secret or other similar rights of others.

     (xix) Except as disclosed in the Prospectus, there are no legal or governmental actions, suits, investigations or other proceedings (formal or informal) pending or, to our knowledge, threatened to which the Company or any of its subsidiaries is or is threatened to be made a party or a subject or of which property owned or leased by the Company or any of its subsidiaries is or has been threatened to be made the subject, which actions, suits, investigations or other proceedings could, individually or in the aggregate, prevent or materially adversely affect the transactions contemplated by the Underwriting Agreement or the Warrant Agreement or result in a material adverse change in the business, properties, condition (financial or otherwise), or results of operations of the Company and its subsidiaries, taken as a whole; there are no outstanding claims, asserted or otherwise, against the Company, any of its subsidiaries, or to our knowledge, any of their respective officers or directors, for violations of any federal or state securities laws, or any other applicable laws, relating to any purchase, sale, or redemption of, or other transaction with respect to, the Common Stock or shares of capital stock of any of the Company's subsidiaries; and to our knowledge, no labor disturbance by the employees of the Company or any of its subsidiaries exists or is imminent which could materially adversely affect the business, properties, condition (financial or otherwise), or results of operations of the Company or its subsidiaries, taken as a whole. Neither the Company nor any of its subsidiaries is a party or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body. To our knowledge, except as disclosed in the Prospectus, there are no material legal or governmental actions, suits, investigations or proceedings pending or threatened against any executive officers or directors of the Company.

     (xx) Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries is in violation or in default in the performance of any obligation under any permits or authorizations granted by the U.S. Food and Drug Administration, or any comparable state, local or foreign governmental agency, to the Company. The Company is in compliance in all material respects with the Food Drug and Cosmetic Act ("FDCA"), all applicable regulations thereunder, including, without limitation, all applicable requirements under the FDCA pertaining to the export of medical devices, and any comparable state, local or foreign laws or regulations.

     We express no opinion as to the laws of any state or other jurisdiction other than as to the substantive laws of the State of Wisconsin, the General Corporation Law of the State of Wisconsin and the federal law of the United States, and foreign laws with respect to the manufacture and sale of medical devices without giving effect to principles relating to conflicts of law.

     This opinion is rendered to you in connection with the above-described transactions and is for your exclusive benefit. This opinion may not be relied upon by you for any other purpose, or relied upon or furnished to any other person, firm or corporation without our prior written consent.

                          -------------------------

     Counsel rendering the foregoing opinion may rely as to questions of law not involving the laws of the United States upon opinions of local counsel satisfactory in form and scope to counsel for the Underwriters. Copies of any opinions so relied upon shall be delivered to the Representative and to counsel for the Underwriters and the foregoing opinion shall also state that counsel knows of no reason the Underwriters are not entitled to rely upon the opinions of such local counsel.

                                                                       EXHIBIT 1

                        MERGE TECHNOLOGIES INCORPORATED

                 Officers' Certificate Pursuant to Section 9(e)

                         of the Underwriting Agreement

     Pursuant to Section 9(e) of the Underwriting Agreement, dated [ ], 1998 (the "Underwriting Agreement"), by and between Merge Technologies Incorporated (the "Company") and H.C. Wainwright & Co., Inc. (the "Underwriter"), and pursuant to the resolutions adopted by the Board of Directors of the Company (the "Board of Directors") as of [ ], 1997 (the "Resolutions"), the undersigned do hereby certify the following:

     1. As of the Effective Date, the statements made in the Registration Statement and the Prospectus were true and correct, and neither the Registration Statement nor the Prospectus omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, respectively, not misleading;

     2. Since the Effective Date, no event has occurred which should have been set forth in a supplement or amendment to the Prospectus which has not been set forth in such a supplement or amendment;

     3. Since the respective dates as of which information is given in the Registration Statement in the form in which it originally became effective and the Prospectus contained therein, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the business, properties, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, and, since such dates, except in the ordinary course of business, neither the Company nor any of its subsidiaries has entered into any material transaction not referred to in the Registration Statement in the form in which it originally became effective and the Prospectus contained therein;

     4. The Commission has not issued any order preventing or suspending the use of the Prospectus or any Preliminary Prospectus filed as a part of the Registration Statement or any amendment thereto; no stop order suspending the effectiveness of the Registration Statement has been issued; and to the best knowledge of the respective signers, no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act;

     5. Neither the Company nor any of its subsidiaries has any material contingent obligations which are not disclosed in the Registration Statement and the Prospectus;

     6. There are not any pending or known threatened legal proceedings to which the Company or any of its subsidiaries is a party or of which property of the Company or any of its subsidiaries is the subject which are material and which are not disclosed in the Registration Statement and the Prospectus;

     7. There are not any franchises, contracts, leases or other documents which are required to be filed as exhibits to the Registration Statement which have not been filed as required;

     8. The representations and warranties of the Company in the Underwriting Agreement are true and correct in all material respects.

     References to the Registration Statement and the Prospectus in this Certificate are to such documents as amended and supplemented at the date of this Certificate. All terms that are not defined in this Certificate, but which are defined in the Underwriting Agreement, shall have the meanings assigned to them in the Underwriting Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate as the [ ] day of [ ] 1998.



                        __________________________________
                        Name:   William C. Mortimore
                        Title:  President



                        __________________________________
                        Name:   Colleen M. Doan
                        Title:  Chief Financial Officer

                                                                       EXHIBIT 2

                        MERGE TECHNOLOGIES INCORPORATED

                            Secretary's Certificate

     The undersigned, Colleen M. Doan, does hereby certify that:

        1. She is the duly elected, qualified and acting Secretary of Merge Technologies Incorporated, a Wisconsin corporation (the "Company"), is familiar with the facts herein certified and is duly authorized to certify the same, and to make the statements as certified by her herein in connection with the issuance, delivery and sale of 1,900,000 shares of common stock of the Company, $0.01 par value per share (the "Common Stock");

        2. Attached hereto as Annex A is a true, correct and complete copy of the Articles of Incorporation of the Company, as amended to the date hereof (the "Articles"). There have been no amendments to the Articles since the filing of an amendment thereto on [ ], no meeting of directors or shareholders has been called for such purpose and the Articles remain in full force and effect on the date hereof. Since [ ], 1998, the date upon which the Secretary of the Department of Financial Institutions of the State of Wisconsin issued the certificate as to the due incorporation, good standing and the qualification to do business in the state of Wisconsin of the Company, a listing of all charter documents of the Company and the payment of all fees and filing of annual reports, by the Company, a copy of which is attached hereto as Annex B, no act, omission or event has occurred which would make such certificate untrue, incorrect or incomplete on the date hereof. There are no proceedings pending or contemplated for the liquidation or dissolution of the Company or threatening its existence as a corporation, nor has a meeting of shareholders or directors been called for such purpose;

        3. Attached hereto as Annex C are true and correct copies of the resolutions duly adopted by the board of directors of the Company and any committee of the board of directors (the "Board of Directors") in connection with the organization of the Company;

        4. Attached hereto as Annex D is a true, correct and complete copy of the By-Laws of the Company (the "By-Laws") in effect on the date hereof. There have been no amendments to the By-Laws since [ ] and no meeting of directors or shareholders has been called for such purpose;

        5. Attached hereto as Annex E are true and complete copies of the resolutions duly adopted by the Board of Directors as of [ ], which:
authorize the issuance and sale of the Common Stock in the proposed initial public offering; approve the form of stock certificate for the Common Stock in the form attached hereto as Annex F; approve and authorize the execution of the underwriting agreement, dated [ ], 1998, executed by the Company and H.C. Wainwright & Co., Inc. ("HCW"), as representative of the several underwriters (the "Underwriting Agreement"); approve and authorize the execution of the warrant agreement proposed to be executed by the Company and HCW in the form attached hereto as Annex G, (the "Warrant Agreement"); authorize the issuance of the warrants pursuant to the Warrant Agreement (the "Warrants"); reserve shares of Common Stock for issuance pursuant to the Warrant Agreement and the Warrants; and related matters, and such resolutions are in full force and effect as of the date hereof, such resolutions have not been amended, modified or rescinded and no other resolutions governing the same or related subject matters that are currently in effect have been adopted by the Board of Directors;

        6. The Board of Directors has duly authorized the execution and delivery of the Underwriting Agreement, the Warrant Agreement and the Warrants.

        7. Attached hereto as Annex H are true and complete copies of all written communications (including all available transcripts of oral communications) with the Securities and Exchange Commission relating to the Registration Statement and the Prospectus;

        8. All persons who, as officers or directors of the Company, executed on behalf of the Company the Registration Statement, the Underwriting Agreement, and any other document delivered by the Company in connection with the offering and sale of the Common Stock, were duly elected or appointed to the offices they purported to hold at the time of such execution, delivery and issuance, and the signatures of such persons appearing on such documents are their genuine signatures.

        9. The persons named below have been duly elected or appointed, have been qualified and are, were, and at all times since the filing of the Registration Statement have been, officers of the Company holding the respective office or offices set opposite their names below and the signatures set opposite their names below are their genuine signatures:


        Name                      Office                    Signature
        ----                      ------                    ---------

William C. Mortimore       President and Chief
                           Executive Officer          ----------------------


Robert T. Geras            Chairman of the
                           Board of Directors         ----------------------

Colleen M. Doan            Chief Financial
                           Officer, Treasurer
                           and Secretary              ----------------------

William L. Stafford        Vice President and
                           Assistant Secretary        ----------------------


Dwight A. Simon            Vice President             ----------------------


David M. Noshay            Vice President             ----------------------


             All terms that are not defined in this Certificate but which are defined in the Underwriting Agreement shall have the meanings assigned to them in the Underwriting Agreement.

        IN WITNESS WHEREOF, the undersigned has signed this Certificate as of the [ ] day of [ ] 1998.



                                --------------------------------------
                                        Colleen M. Doan

        I, William C. Mortimore, President of the Company, hereby certify, as of the [ ] day of [ ] 1998, that Colleen M. Doan is the Secretary of the Company and has held such office since [ ], 199[ ] and that the signature set forth opposite her name is her genuine signature.



                                --------------------------------------
                                        William C. Mortimore

                                                                       EXHIBIT 3
                          SIGNAL STREAM, INCORPORATED

                            Secretary's Certificate

     The undersigned, [   ], does hereby certify that:

     1. [S]he is the duly elected, qualified and acting Secretary of Signal Stream, Incorporated, a Wisconsin corporation (the "Company"), is familiar with the facts herein certified and is duly authorized to certify the same, and to make the statements as certified by her herein in connection with the issuance, delivery and sale of 1,900,000 shares of common stock of the Company's parent Merge Technologies Incorporated, $0.01 par value per share;

     2. Attached hereto as Annex A is a true, correct and complete copy of the Articles of Incorporation of the Company, as amended to the date hereof (the "Articles"). There have been no amendments to the Articles since the filing of an amendment thereto on [ ], no meeting of directors or shareholders has been called for such purpose and the Articles remain in full force and effect on the date hereof. Since [ ], 1998, the date upon which the Secretary of the Department of Financial Institutions of the state of Wisconsin issued the certificate as to the due incorporation, good standing and the qualification to do business in the state of Wisconsin of the Company, a listing of all charter documents of the Company and the payment of all fees and filing of annual reports, by the Company, a copy of which is attached hereto as Annex B, no act, omission or event has occurred which would make such certificate untrue, incorrect or incomplete on the date hereof. There are no proceedings pending or contemplated for the liquidation or dissolution of the Company or threatening its existence as a corporation, nor has a meeting of shareholders or directors been called for such purpose;

     3. Attached hereto as Annex C are true and correct copies of the resolutions duly adopted by the Board of Directors of the Company in connection with the organization of the Company;

     4. Attached hereto as Annex D is a true, correct and complete copy of the By-Laws of the Company (the "By-Laws") in effect on the date hereof. There have been no amendments to the By-Laws since [ ] and no meeting of directors or shareholders has been called for such purpose;

     5. The persons named below have been duly elected or appointed, have been qualified and are, were, and at all times since the filing of the Registration Statement have been, officers of the Company holding the respective office or offices set opposite their names below and the signatures set opposite their names below are their genuine signatures:


Name                        Office                              Signature
----                        ------                              ---------
[  ]  President and Chief Executive Officer
                                                          ----------------------
[  ]  Chief Financial Officer, Treasurer and Secretary
                                                          ----------------------

     All terms that are not defined in this Certificate but which are defined in the Underwriting Agreement shall have the meanings assigned to them in the Underwriting Agreement.

     IN WITNESS WHEREOF, the undersigned has signed this Certificate as of the [ ] day of [ ] 1998.



                                               ------------------------------
                                                    [  ]


     I, [ ], President of the Company, hereby certify, as of the [ ] day of [ ] 1998, that [ ] is the Secretary of the Company and has held such office since [ ], and that the signature set forth opposite [her/his] name is [her/his] genuine signature.



                                               ------------------------------
                                                                     [  ]

                                                                       EXHIBIT 4

                        MERGE TECHNOLOGIES INCORPORATED

                              Company Certificate

        Merge Technologies Incorporated, a Wisconsin corporation (the "Company"), hereby certifies pursuant to the Underwriting Agreement, dated [ ], 1998 (the "Underwriting Agreement"), by and between Merge Technologies Incorporated (the "Company") and H.C. Wainwright & Co., Inc., as representative of the several underwriters, that the representations and warranties of the Company in the Underwriting Agreement are true and correct in all material respects as of the date hereof.

        IN WITNESS WHEREOF, the Company has caused this Certificate to be executed by its President and Chief Executive Officer and its corporate seal to be affixed and attested as of the [ ] day of [ ] 1998.

                                     MERGE TECHNOLOGIES INCORPORATED



                                     By:
                                        ------------------------------------
                                           William C. Mortimore
                                           President and Chief Executive Officer

ATTEST:




                                                        (SEAL)
-------------------------------
     Colleen M. Doan
     Secretary

                                                                       EXHIBIT 5

                  Certificate of Transfer Agent and Registrar


     Firstar Trust Company (the "Agent"), hereby certifies that:

     1. The Agent has been duly appointed and authorized to act as Transfer Agent and Registrar for the common stock, $0.01 par value per share (the "Common Stock") of Merge Technologies Incorporated, a Wisconsin corporation (the "Company").

     2. The Agent, as Transfer Agent and Registrar, has duly issued, countersigned and registered certificates for an aggregate of 1,900,000 shares of Common Stock of the Company upon instructions from the Company. Such certificates so issued were duly registered in the names and denominations requested by H.C. Wainwright & Co., Inc., as representative of the several underwriters (the "Representative") pursuant to the Underwriting Agreement,
dated [                    ], 1998 executed by the Company and the
Representative.

     3. The persons who registered and countersigned the certificates referred to in paragraph 2 hereof on behalf of the Agent in its capacity as Transfer Agent and Registrar were duly appointed, qualified and authorized to sign at the time of such signing and the signatures of each such person appearing on such certificates were genuine.

     4. The Company is authorized to issue [         ] shares of Common Stock
and the total number of such shares issued and outstanding at the close of
business on [               ], 1998 was [            ].

     5. There are no stop orders or other instructions restricting the issuance of the shares of Common Stock on file with the Company or the Agent.

     6. The Agent is duly registered as transfer agent in accordance with Rule 17A(c)2-1 under the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, Firstar Trust Company has caused this Certificate to
be executed and its seal duly affixed this [    ] day of [                   ],
1998.

                                        FIRSTAR TRUST COMPANY


                                        By:____________________________
                                        Name:
                                        Title:

ATTEST:


___________________________                          (SEAL)
Name:
Title:

                                                                       EXHIBIT 6

                       MERGE TECHNOLOGIES INCORPORATED

                                CROSS RECEIPT

                            [             ], 1998


     Merge Technologies Incorporated, a Wisconsin corporation (the "Company") hereby acknowledges receipt on the above date from H.C. Wainwright & Co., Inc., as representative of the several underwriters (the "Representative"), of a wire
transfer of immediately available funds in the amount of $[             ]
representing payment in full for 1,900,000 shares of the common stock, $0.01 par value per share, of the Company (the "Common Stock") at a price of $[
] per share in accordance with the terms of the Underwriting Agreement by and
between the Company and the Representative dated [                ], 1998.

                                        MERGE TECHNOLOGIES INCORPORATED


                                        By:________________________________
                                        Name:
                                        Title:

     The Representative hereby acknowledges receipt on the above date of 1,900,000 shares of the Common Stock of the Company pursuant to the instructions previously delivered.

                                        H.C. WAINWRIGHT & CO., INC.


                                        By:________________________________
                                        Name:
                                        Title:

                                                                       EXHIBIT 7


                           [              ], 1998

Merge Technologies Incorporated
1126 South 70th Street
Suite S107B
Milwaukee, WI  53214-3151


               Re:  1,900,000 Shares of Common Stock
                    of Merge Technologies Incorporated
                    Prospectus dated [                   ], 1998

Ladies and Gentlemen:

     This letter is delivered to you in connection with the above-mentioned
prospectus dated [              ], 1998 (the "Prospectus") of Merge
Technologies Incorporated (the "Company") relating to the offer and sale of 1,900,000 shares of common stock, par value $0.01 per share of the Company.

     As Representative of the several underwriters, we have furnished to you the following information for use in the prospectus:

     (a) The first two sentences of the last paragraph of text on the cover page of the Prospectus concerning the terms of offering by the Underwriter;

     (b) The legend appearing below the graphic information on page 2 (inside cover page) of the Prospectus concerning stabilization and other matters by certain persons participating in the offering; and

     (c) The second, fifth, [eleventh] and [thirteenth] paragraphs under the caption "Underwriting" on pages [53, 54 and 55] of the Prospectus, also concerning the terms of offering by the Underwriter.

                        Very truly yours,

                        H.C. WAINWRIGHT & CO., INC.
                        as Representative of the Several Underwriters



                        By:______________________________________________
                        Authorized Representative

     The undersigned hereby acknowledges receipt of the foregoing letter.

                        MERGE TECHNOLOGIES INCORPORATED



                        By:______________________________________________
                           William C. Mortimore
                            President